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                       Prudential Developing Markets Fund
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                      Prudential Latin America Equity Fund

                         SUPPLEMENT DATED JUNE 5, 2000
                        PROSPECTUS DATED AUGUST 10, 1999

   The following supplements the information contained in the Prospectus on page 21 under 'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares':

   Effective immediately, shares of the Fund may no longer be purchased by any existing shareholder accounts except Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders, and successor or related programs and plans. May 23, 2000, the Board of Trustees decided it was in the shareholders' best interests to liquidate the Fund as soon as practicable and no later than July 28, 2000. The Fund previously had suspended the sale of shares to new accounts on May 4, 2000 because the Fund's Board of Trustees was considering the Fund's future, including whether to liquidate the Fund or merge it into another Prudential mutual fund. The current exchange privilege of obtaining shares of other Prudential mutual funds and the current redemption rights remain in effect. In addition, shareholders who have elected to reinvest dividends and/or distributions will be allowed to continue the election. At March 31, 2000, the Fund's assets were approximately $9.5 million and the General Account of The Prudential Insurance Company of America owned about 75% of the shares outstanding.

   The following information supplements page 3 of the Prospectus--'Fees and
Expenses':

   The Fund's Manager has agreed to waive its management fees effective May 24, 2000. The Distributor has also agreed to waive its distribution and service (12b-1) fees.
MF180C1